UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2004

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of registrant as specified in charter)

California	1-6615	95-2594729
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7800 Woodley Avenue,
Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (818) 781-4973

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 12. Results of Operations and Financial Condition

On February 6, 2004, Superior Industries International, Inc. issued a press release announcing its results of operations for the fourth quarter of 2003. The text of that announcement is attached as Exhibit 99.1. On that same date, the Company held an earnings teleconference call, which was webcast on the Company’s website. A transcript of that teleconference call is also attached as Exhibit 99.2. Both of the exhibits are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)

Date: February 13, 2004

/s/ R. JEFFREY ORNSTEIN
R. Jeffrey Ornstein
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release, dated February 6, 2004, issued by Superior Industries International, Inc. announcing results of operations for the fourth quarter of 2003.

99.2	Transcript of earnings conference call of Superior Industries International, Inc. on February 6, 2004 at 1:00 p.m. Eastern Time.